Exhibit 99.2

REPORTING SUPPLEMENTAL
Year Ended 2012

Acadia Realty Trust

Table of Contents
Year Ended 2012

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	23
Total Market Capitalization	4	Opportunity Fund Properties	24
Operating Statements		Opportunity Fund Lease Expirations	25
Pro-rata Consolidation	5	Redevelopment Projects - Construction and Design	29
Opportunity Funds	6	RCP Venture Investments	30
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
and Funds Available for Distribution ("FAD")	8
EBITDA	9
Same Property Net Operating Income	10
Fee Income	11	Section III - Core Portfolio Information
Balance Sheet - Pro-rata Consolidation	12
Notes Receivable	13	Core Properties	31
Other Information		Core Portfolio by State	33
2013 Guidance	14	Core Top Tenants	34
Net Asset Valuation Information	15	Core Lease Expirations	35
Selected Financial Ratios	16	Core New and Renewal Rent Spreads	36
Debt Analysis		Core Capital Expenditures	37
Summary	17	Portfolio Demographics	38
Detail	18	Important Notes	40
Maturities with Extension Options	21
Maturities	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, these properties through its core portfolio and its opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
1311 Mamaroneck Avenue	Jon Grisham	Symbol AKR
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Financial Officer
www.acadiarealty.com	(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
Craig Schmidt - (646) 855-3640	Michael Gorman - (646) 562-1381	Todd Thomas - (917) 368-2286
craig.schmidt@baml.com	michael.gorman@cowen.com	tthomas@keybanccm.com

Bank of Montreal	Green Street Advisors	RBC Capital Markets
Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Christy McElroy - (203) 719-7831
quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	christy.mcelroy@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt1
Equity Capitalization
Total Common Shares Outstanding	99.1%	52,483
Common Operating Partnership ("OP") Units	0.9%	452
Combined Common Shares and OP Units		52,935

Share Price at December 31, 2012		$25.08

Equity Capitalization - Common Shares and OP Units		$1,327,610
Preferred OP Units		629	2
Total Equity Capitalization		1,328,239		75%	78%

Debt Capitalization
Consolidated debt		728,085
Adjustment to reflect pro-rata share of debt		(282,503)
Total Debt Capitalization		445,582		25%	22%

Total Market Capitalization		$1,773,821		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)

	Year-to-date	Quarter	Year-to-date	Quarter
Weighted average Common Shares - Basic EPS	45,854	50,047	40,697	41,785
Dilutive potential Common Shares	456	512	289	281
Weighted average Common Shares - Diluted EPS	46,310	50,559	40,986	42,066
OP Units	604	566	481	493
Dilutive potential OP Units	25	25	-	-
Weighted average Common Shares and OP Units - Diluted FFO	46,939	51,150	41,467	42,559

Notes:
1 Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt"). Cash balance as of December 31, 2012 was $62,929
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation1
(in thousands)

	Year-to-date ended December 31, 2012						Three months ended December 31, 2012
	Core Retail		Opportunity Funds			Total	Core Retail		Opportunity Funds			Total
			Total						Total
	Wholly	Joint	Continuing	Continuing	Discontinued		Wholly	Joint	Continuing	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations		Owned	Ventures 2	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$53,223	$6,835	$60,058	$9,261	$6,495	$75,814	$14,769	$1,685	$16,454	$2,515	$1,397	$20,366
Percentage rents	398	64	462	36	-	498	69	6	75	7	-	82
Expense reimbursements - CAM	4,988	855	5,843	1,254	202	7,299	2,116	362	2,478	439	39	2,956
Expense reimbursements - Taxes	8,041	1,110	9,151	1,471	207	10,829	2,174	295	2,469	358	23	2,850
Other property income	155	24	179	272	416	867	109	1	110	71	97	278
Total Property Revenues	66,805	8,888	75,693	12,294	7,320	95,307	19,237	2,349	21,586	3,390	1,556	26,532

PROPERTY EXPENSES
Property operating - CAM	6,707	1,060	7,767	1,646	187	9,600	2,915	419	3,334	567	45	3,946
Other property operating (Non-CAM)	2,752	399	3,151	1,337	1,575	6,063	673	169	842	395	259	1,496
Real estate taxes	9,909	1,316	11,225	2,037	610	13,872	2,545	351	2,896	481	146	3,523
Total Property Expenses	19,368	2,775	22,143	5,020	2,372	29,535	6,133	939	7,072	1,443	450	8,965

NET OPERATING INCOME - PROPERTIES	47,437	6,113	53,550	7,274	4,948	65,772	13,104	1,410	14,514	1,947	1,106	17,567

OTHER INCOME (EXPENSE)
Mezzanine interest income	5,781	-	5,781	478	-	6,259	1,234	-	1,234	123	-	1,357
Other interest income	209	-	209	(6)	-	203	50	-	50	(12)	-	38
Straight-line rent income, net	1,321	58	1,379	957	272	2,608	159	21	180	254	52	486
Straight-line ground rent expense	-	-	-	(84)	(1)	(85)	-	-	-	(21)	-	(21)
ASC 805 rent, net	1,206	140	1,346	303	-	1,649	625	35	660	42	-	702
ASC 805 interest expense	(106)	-	(106)	117	-	11	(35)	-	(35)	69	-	34
Interest expense	(14,483)	(4,219)	(18,702)	(3,354)	(943)	(22,999)	(3,883)	(1,012)	(4,895)	(1,031)	(146)	(6,072)
Amortization of finance costs	(321)	(26)	(347)	(406)	(60)	(813)	(92)	(26)	(118)	(47)	-	(165)
Asset and property management expense	(131)	(47)	(178)	(251)	(139)	(568)	(26)	(10)	(36)	(81)	-	(117)
Other income	404	-	404	1	-	405	-	-	-	-	-	-
Acquisition costs	(2,037)	-	(2,037)	(491)	-	(2,528)	(843)	-	(843)	(106)	-	(949)
Reserve for notes receivable	(405)	-	(405)	-	-	(405)	(405)	-	(405)	-	-	(405)
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	38,875	2,019	40,894	4,538	4,077	49,509	9,888	418	10,306	1,137	1,012	12,455

FEE INCOME
Asset and property management fees	16,071	-	16,071	181	-	16,252	4,475	-	4,475	101	-	4,576
Transactional fees3	6,699	-	6,699	101	-	6,800	1,588		1,588	58	-	1,646
Provision for income taxes	(151)	-	(151)	164	(1)	12	1,697	-	1,697	-	-	1,697
Total Fee Income	22,619	-	22,619	446	(1)	23,064	7,760	-	7,760	159	-	7,919

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	(249)	-	(249)	-	-	-	(181)	-	(181)
Promote income - Fund capital transactions	196	-	196	-	-	196	196	-	196	-	-	196
Lease termination income	-	12	12	103	-	115	-	-	-	-	-	-
Gain (loss) on extinguishment of debt	-	(147)	(147)	(346)	(340)	(833)	-	(147)	(147)	(346)	(340)	(833)
Gain on involuntary conversion of asset	2,368	-	2,368	-	-	2,368	2,368	-	2,368	-	-	2,368
Provision for income taxes (RCP)	(94)	(1)	(95)	(2)	-	(97)	-	-	-	-	-	-
Total Promote, RCP and Other Income	2,470	(136)	2,334	(494)	(340)	1,500	2,564	(147)	2,417	(527)	(340)	1,550

GENERAL AND ADMINISTRATIVE	(23,302)	(36)	(23,338)	(52)	(3)	(23,393)	(6,032)	(8)	(6,040)	604	(1)	(5,437)

Depreciation and amortization	(16,201)	(1,582)	(17,783)	(3,193)	(1,162)	(22,138)	(4,683)	(426)	(5,109)	(768)	-	(5,877)
ASC 805 amortization	(1,804)	-	(1,804)	(719)	-	(2,523)	(621)	-	(621)	(158)	-	(779)
(Loss) gain on sale of properties	(248)	-	(248)	-	14,460	14,212	-	-	-	-	11,692	11,692
Income before noncontrolling interests	22,409	265	22,674	526	17,031	40,231	8,876	(163)	8,713	447	12,363	21,523

Noncontrolling interest - OP	(525)	-	(525)	-	-	(525)	(247)	-	(247)	-	-	(247)

NET INCOME	$21,884	$265	$22,149	$526	$17,031	$39,706	$8,629	$(163)	$8,466	$447	$12,363	$21,276

Notes:
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2Represents the Company's pro-rata share unconsolidated investments which are detailed on pages 31 and 32.
3Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds1
(in thousands)

	Year-to-date ended December 31, 2012
				Continuing	Discontinued						Continuing	Discontinued						Continuing	Discontinued
				Operations	Operations						Operations	Operations						Operations	Operations
	Fund I	Fund I	Fund I	AKR Pro-	AKR Pro-		AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-	Fund III	Fund III	Fund III	AKR Pro-	AKR Pro-		AKR Pro-	Total
	Continuing	Discontinued	Consolidated	rata share4	rata share4		rata share4	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	AKR Pro-
	Operations	Operations	Operations	37.78%	37.78%	Mervyns I	37.78%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Operations	Operations	Operations	19.90%	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$220	$390	$610	$84	$147	$-	$-	$21,758	$12,452	$34,210	$4,351	$2,490	$-	$-	$24,140	$19,384	$43,524	$4,766	$3,858	$259	$60	$15,756
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	177	-	177	36	-	-	-	36
Expense reimbursements - CAM	3	52	55	1	20	-	-	2,603	895	3,498	520	178	-	-	3,625	21	3,646	722	4	48	11	1,456
Expense reimbursements - Taxes	-	221	221	-	83	-	-	2,494	521	3,015	498	104	-	-	4,912	98	5,010	971	20	9	2	1,678
Other property income	292	-	292	110	-	-	-	128	498	626	25	99	-	-	687	1,595	2,282	137	317	-	-	688
Total Property Revenues	515	663	1,178	195	250	-	-	26,983	14,366	41,349	5,394	2,871	-	-	33,541	21,098	54,639	6,632	4,199	316	73	19,614

PROPERTY EXPENSES
Property operating - CAM	17	58	75	6	22	-	-	4,148	792	4,940	828	158	-	-	4,093	32	4,125	812	7	-	-	1,833
Other property operating (Non-CAM)	319	46	365	120	17	-	-	2,170	2,683	4,853	424	537	-	-	3,991	5,128	9,035	793	1,021	-	-	2,912
Real estate taxes	21	128	149	8	48	-	-	3,504	990	4,494	701	199	-	-	6,655	1,821	8,476	1,322	363	24	6	2,647
Total Property Expenses	357	232	589	134	87	-	-	9,822	4,465	14,287	1,953	894	-	-	14,739	6,981	21,636	2,927	1,391	24	6	7,392

NET OPERATING INCOME - PROPERTIES	158	431	589	61	163	-	-	17,161	9,901	27,062	3,441	1,977	-	-	18,802	14,117	33,003	3,705	2,808	292	67	12,222

OTHER INCOME (EXPENSE)
Mezzanine interest income	596	-	596	225	-	-	-	-	-	-	-	-	-	-	1,272	-	1,272	253	-	-	-	478
Other interest income	4	-	4	2	-	-	-	(74)	-	(74)	(15)	-	-	-	36	-	36	7	-	-	-	(6)
Straight-line rent income, net	-	28	28	-	11	-	-	3,407	1,248	4,655	682	249	-	-	1,387	58	1,445	275	12	-	-	1,229
Straight-line ground rent	-	-	-	-	-	-	-	(416)	-	(416)	(84)	(1)	-	-	-	-	-	-	-	-	-	(85)
ASC 805 rent, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,522	-	1,522	303	-	-	-	303
ASC 805 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	589	-	589	117	-	-	-	117
Interest expense	(1)	(91)	(92)	-	(34)	-	-	(5,948)	(3,670)	(9,618)	(1,190)	(735)	-	-	(10,674)	(874)	(11,548)	(2,124)	(174)	(172)	(40)	(4,297)
Amortization of finance costs	(12)	-	(12)	(5)	-	-	-	(914)	(302)	(1,216)	(182)	(60)	-	-	(1,104)	-	(1,104)	(219)	-	-	-	(466)
Asset and property management expense 2	19	(11)	8	1	-	7	-	(3,591)	(554)	(4,145)	(12)	-	(429)	-	(8,614)	(1,069)	(9,683)	(240)	(139)	-	-	(390)
Promote expense2	(930)	-	(930)	-	-	60	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	7	-	7	1	-	-	-	1
Acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,946)	-	(1,946)	(388)	-	(453)	(103)	(491)
OPPORTUNITY FUND INCOME	(166)	357	191	284	140	67	-	9,625	6,623	16,248	2,640	1,430	(429)	-	1,277	12,232	13,593	1,690	2,507	(333)	(76)	8,615

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	910	-	910	181	-	-	-	181
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	507	-	507	101	-	-	-	101
Provision for income taxes	14	-	14	5	-	-	-	(22)	(4)	(26)	(5)	(1)	-	-	826	-	826	164	-	-	-	163
Total Fee Income	14	-	14	5	-	-	-	(22)	(4)	(26)	(5)	(1)	-	-	2,243	-	2,243	446	-	-	-	445

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	(531)	(200)	-	-	-	-	-	(246)	(49)	-	-	-	-	-	-	-	(249)
Promote income - Fund capital transactions	-	-	-	-	-	43	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	517	-	517	103	-	-	-	103
Gain on extinguishment of debt	-	-	-	-	-	-	-	(429)	(1,573)	(2,002)	(86)	(315)	-	-	(1,305)	(128)	(1,433)	(260)	(25)	-	-	(686)
Provision for income taxes (RCP)	-	-	-	-	-	(2)	(1)	-	-	-	-	-	(5)	(1)	-	-	-	-	-	-	-	(2)
Total Promote, RCP and Other Income	-	-	-	-	-	(490)	(201)	(429)	(1,573)	(2,002)	(86)	(315)	(251)	(50)	(788)	(128)	(916)	(157)	(25)	-	-	(834)

GENERAL AND ADMINISTRATIVE	(107)	(1)	(108)	(40)	-	(18)	(7)	(258)	(11)	(269)	(52)	(3)	(35)	(6)	825	-	825	164	-	(409)	(111)	(55)

Depreciation and amortization	(9)	(73)	(82)	(3)	(28)	-	-	(7,832)	(2,761)	(10,593)	(1,565)	(552)	-	-	(8,160)	(2,925)	(11,085)	(1,625)	(582)	-	-	(4,355)
ASC 805 amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(3,607)	-	(3,607)	(719)	-	-	-	(719)
Gain on sale of properties	-	2,885	2,885	-	1,090	-	-	-	3,555	3,555	-	711	-	-	-	63,615	63,615	-	12,659	-	-	14,460
Income before noncontrolling interest	(268)	3,168	2,900	246	1,202	(441)	(208)	1,084	5,829	6,913	932	1,270	(715)	(56)	(8,210)	72,794	64,668	(201)	14,559	(742)	(187)	17,557

NET INCOME	$(268)	$3,168	$2,900	$246	$1,202	$(441)	$(208)	$1,084	$5,829	$6,913	$932	$1,270	$(715)	$(56)	$(8,210)	$72,794	$64,668	$(201)	$14,559	$(742)	$(187)	$17,557

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
2 Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company.  As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3Represents the Company's pro-rata share unconsolidated investments which are detailed on page 24.
4 Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%)

Income Statements - Opportunity Funds1
(in thousands)

	Three months ended December 31, 2012
			Continuing						Continuing	Discontinued						Continuing	Discontinued
			Operations						Operations	Operations						Operations	Operations
	Fund I	Fund I	AKR Pro-		AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-	Fund III	Fund III	Fund III	AKR Pro-	AKR Pro-		AKR Pro-	Total
	Continuing	Consolidated	rata share4		rata share4	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	AKR Pro-
	Operations	Operations	37.78%	Mervyns I	37.78%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Operations	Operations	Operations	19.90%	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$57	$57	$22	$-	$-	$5,969	$2,771	$8,740	$1,194	$554	$-	$-	$6,228	$4,234	$10,462	$1,239	$843	$259	$60	$3,912
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	35	-	35	7	-	-	-	7
Expense reimbursements - CAM	-	-	-	-	-	697	197	894	139	39	-	-	1,451	-	1,451	289	-	48	11	478
Expense reimbursements - Taxes	-	-	-	-	-	636	115	751	127	23	-	-	1,153	-	1,153	229	-	9	2	381
Other property income	8	8	3	-	-	102	122	224	20	24	-	-	240	367	607	48	73	-	-	168
Total Property Revenues	65	65	25	-	-	7,404	3,205	10,609	1,480	640	-	-	9,107	4,601	13,708	1,812	916	316	73	4,946

PROPERTY EXPENSES
Property operating - CAM	(2)	(2)	(1)	-	-	1,152	223	1,375	230	45	-	-	1,709	-	1,709	338	-	-	-	612
Other property operating (Non-CAM)	107	107	40	-	-	508	305	813	92	61	-	-	1,324	994	2,318	263	198	-	-	654
Real estate taxes	2	2	1	-	-	921	206	1,127	184	41	-	-	1,460	527	1,987	290	105	24	6	627
Total Property Expenses	107	107	40	-	-	2,581	734	3,315	506	147	-	-	4,493	1,521	6,014	891	303	24	6	1,893

NET OPERATING INCOME - PROPERTIES	(42)	(42)	(15)	-	-	4,823	2,471	7,294	974	493	-	-	4,614	3,080	7,694	921	613	292	67	3,053

OTHER INCOME (EXPENSE)
Mezzanine interest income	165	165	62	-	-	-	-	-	-	-	-	-	306	-	306	61	-	-	-	123
Other interest income	-	-	-	-	-	(74)	-	(74)	(15)	-	-	-	17	-	17	3	-	-	-	(12)
Straight-line rent income, net	-	-	-	-	-	832	262	1,094	166	52	-	-	444	-	444	88	-	-	-	306
Straight-line ground rent	-	-	-	-	-	(104)	2	(102)	(21)	-	-	-	-	-	-	-	-	-	-	(21)
ASC 805 rent, net	-	-	-	-	-	-	-	-	-	-	-	-	210	-	210	42	-	-	-	42
ASC 805 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	346	-	346	69	-	-	-	69
Interest expense	-	-	-	-	-	(1,365)	(699)	(2,064)	(273)	(140)	-	-	(3,610)	(28)	(3,638)	(718)	(6)	(172)	(40)	(1,177)
Amortization of finance costs	-	-	-	-	-	(262)	-	(262)	(52)	-	-	-	25	-	25	5	-	-	-	(47)
Asset and property management expense2	2	2	1	-	-	(59)	-	(59)	(12)	-	-	-	(351)	-	(351)	(70)	-	-	-	(81)
Promote expense2	(223)	(223)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	2	-	2	-	-	-	-	-
Acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	(13)	-	(13)	(3)	-	(453)	(103)	(106)
OPPORTUNITY FUND INCOME	(98)	(98)	48	-	-	3,791	2,036	5,827	767	405	-	-	1,990	3,052	5,042	398	607	(333)	(76)	2,149

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	509	-	509	101	-	-	-	101
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	289	-	289	58	-	-	-	58
Provision for income taxes	1	1	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Fee Income	1	1	-	-	-	-	-	-	-	-	-	-	798	-	798	159	-	-	-	159

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	(210)	(79)	-	-	-	-	-	(509)	(102)	-	-	-	-	-	-	-	(181)
Promote income - Fund capital transactions	-	-	-	43	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	(429)	(1,573)	(2,002)	(86)	(315)	-	-	(1,305)	(128)	(1,433)	(260)	(25)	-	-	(686)
Provision for income taxes (RCP)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Promote, RCP and Other Income	-	-	-	(167)	(79)	(429)	(1,573)	(2,002)	(86)	(315)	(509)	(102)	(1,305)	(128)	(1,433)	(260)	(25)	-	-	(867)

GENERAL AND ADMINISTRATIVE	(25)	(25)	(9)	(4)	(2)	1,740	(3)	1,737	348	(1)	(10)	(2)	1,352	-	1,352	269	-	-	-	603

Depreciation and amortization	(1)	(1)	-	-	-	(1,759)	-	(1,759)	(352)	-	-	-	(2,089)	-	(2,089)	(416)	-	-	-	(768)
ASC 805 amortization	-	-	-	-	-	-	-	-	-	-	-	-	(792)	-	(792)	(158)	-	-	-	(158)
Gain on sale of properties	-	-	-	-	-	-	3,555	3,555	-	711	-	-	-	55,179	55,179	-	10,981	-	-	11,692
Income before noncontrolling interest	(123)	(123)	39	(171)	(81)	3,343	4,015	7,358	677	800	(519)	(104)	(46)	58,103	58,057	(8)	11,563	(333)	(76)	12,810

NET INCOME	$(123)	$(123)	$39	$(171)	$(81)	$3,343	$4,015	$7,358	$677	$800	$(519)	$(104)	$(46)	$58,103	$58,057	$(8)	$11,563	$(333)	$(76)	$12,810

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
2 Funds I, II, III & IV and the Mervyn's entities pay various fees to and promotes the Company.  As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3Represents the Company's pro-rata share unconsolidated investments which are detailed on page 24.
4 Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%)

Funds from Operations ("FFO") 1
(in thousands)

	2012					2011
	Current	Current	Previous	Previous	Previous	Historic	Historic
	Year-to-Date	Quarter	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	December 31, 2012	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2011

Net Income	$39,706	$21,276	$7,581	$6,839	$4,010	$51,555	$7,887
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	23,090	6,782	5,827	5,653	4,828	18,274	4,692
Unconsolidated affiliates	1,581	426	374	389	392	1,549	477
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(13,083)	(11,692)	(1,178)	(213)	-	(31,716)	(2,356)
Unconsolidated affiliates	(609)	-	-	(609)	-	-	-
Gain on involuntary conversion of asset	(2,368)	(2,368)	-	-	-	2,616	-
Income attributable to noncontrolling interests'
share in Operating Partnership	510	241	105	101	63	635	99
Distributions on Preferred OP Units	18	4	4	5	5	18	5
FFO	$48,845	$14,669	$12,713	$12,165	$9,298	$42,931	$10,804

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$48,845	$14,669	$12,713	$12,165	$9,298	$42,931	$10,804
Straight line rent, net	(2,608)	(486)	(717)	(777)	(628)	(2,203)	(851)
Straight-line ground rent expense	85	21	20	22	22	88	22
ASC 805 rent, net	(1,649)	(702)	(399)	(386)	(162)	351	96
ASC 805 interest expense	(11)	(34)	16	28	(21)	(73)	(21)
Amortization of discount on convertible debt	-	-	-	-	-	829	109
Non real estate depreciation	431	93	108	112	118	465	118
Amortization of finance costs	926	165	270	284	207	1,162	304
Amortization of cost of management contracts	20	-	-	-	20	190	30
Leasing commissions	(1,916)	(347)	(947)	(316)	(306)	(1,265)	(188)
Tenant improvements	(4,274)	(913)	(366)	(1,412)	(1,583)	(7,401)	(1,584)
Capital expenditures	(1,523)	(444)	(692)	(323)	(64)	(471)	(253)
Loss (gain) on extinguishment of debt	833	833	-	-	-	(1,268)	-
AFFO	$39,159	$12,855	$10,006	$9,397	$6,901	$33,335	$8,586

Funds Available for Distribution ("FAD")
AFFO	$39,159	$12,855	$10,006	$9,397	$6,901	$33,335	$8,586
Scheduled principal repayments	(4,167)	(996)	(1,268)	(997)	(906)	(2,684)	(731)
FAD	$34,992	$11,859	$8,738	$8,400	$5,995	$30,651	$7,855

Total weighted average shares and OP Units:
Basic	46,484	50,638	46,976	44,889	43,382	41,178	42,278
Diluted	46,940	51,150	47,410	45,317	43,792	41,167	42,559

FFO per share:
FFO per share - Basic	$1.05	$0.29	$0.27	$0.27	$0.21	$1.04	$0.26
FFO per share - Diluted	$1.04	$0.29	$0.27	$0.27	$0.21	$1.04	$0.25

AFFO per share - Basic	$0.84	$0.25	$0.21	$0.21	$0.16	$0.81	$0.20
AFFO per share - Diluted	$0.83	$0.25	$0.21	$0.21	$0.16	$0.81	$0.20

FAD per share - Basic	$0.75	$0.23	$0.19	$0.19	$0.14	$0.74	$0.19
FAD per share - Diluted	$0.75	$0.23	$0.18	$0.19	$0.14	$0.74	$0.18

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

EBITDA
(in thousands)

	Year-to-Date						Current Quarter
	Period ended December 31, 2012						Three months ended December 31, 2012
	Core Retail			Opportunity Funds			Core Retail			Opportunity Funds
			Total						Total
	Wholly	Joint	Continuing	Continuing	Discontinued	TOTAL	Wholly	Joint	Continuing	Continuing	Discontinued	TOTAL
	Owned	Ventures	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations

NET INCOME	$21,884	$265	$22,149	$526	$17,031	$39,706	$8,629	$(163)	$8,466	$447	$12,363	$21,276

Add back:
Depreciation and amortization	16,201	1,582	17,783	3,193	1,162	22,138	4,683	426	5,109	768	-	5,877
ASC 805 amortization	1,804	-	1,804	719	-	2,523	621	-	621	158	-	779
Interest expense	14,483	4,219	18,702	3,354	943	22,999	3,883	1,012	4,895	1,031	146	6,072
Amortization of finance costs	321	26	347	406	60	813	92	26	118	47	-	165
ASC 805 interest expense	106	-	106	(117)	-	(11)	35	-	35	(69)	-	(34)
Gain on sale of properties	248	-	248	-	(14,460)	(14,212)	-	-	-	-	(11,692)	(11,692)
Provision for income taxes	245	1	246	(162)	1	85	(1,697)	-	(1,697)	-	-	(1,697)
Loss on extinguishment of debt	-	147	147	346	340	833	-	147	147	346	340	833
Noncontrolling interest - OP	525	-	525	-	-	525	247	-	247	-	-	247

EBITDA	$55,817	$6,240	$62,057	$8,265	$5,077	$75,399	$16,493	$1,448	$17,941	$2,728	$1,157	$21,826

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1
(in thousands)

	Quarter			Year-to-Date
			Growth in Same			Growth in Same
	Three months ended		Property NOI -	Period ended		Property NOI -
			Continuing Operations			Continuing Operations
	December 31, 2012	December 31, 2011	Favorable (unfavorable)	December 31, 2012	December 31, 2011	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Core properties	$14,514	$11,477		$53,550	$44,594

NOI - Properties acquired, in redevelopment
and Discontinued Operations	(3,338)	(1,092)		(13,245)	(5,701)

Total	$11,176	$10,385	7.6%	$40,305	$38,893	3.6%

Same property NOI by revenues/expenses:

Revenues	$16,977	$15,193	11.7%	$57,969	$56,473	2.6%
Expenses	5,801	4,808	-20.7%	17,633	17,580	-0.3%

Total Core Portfolio	$11,176	$10,385	7.6%	$40,336	$38,893	3.7%

Notes:
1 The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Fee income by Opportunity Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Year ended December 31, 2012
Asset and property management fees	$288	$4,528	$6,569	$4,007	$679	$16,071
Transactional fees	33	3,408	2,474	75	709	6,699
Total management fees	$321	$7,936	$9,043	$4,082	$1,388	$22,770

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Current quarter ended December 31, 2012
Asset and property management fees and priority distributions	$67	$1,199	$1,498	$1,584	$127	$4,475
Transactional fees	3	883	385	75	242	1,588
Total management fees and priority distributions	$70	$2,082	$1,883	$1,659	$369	$6,063

	Fund I	Fund II	Fund III	Fund IV 1	Other	Total
Previous Quarter ended September 30, 2012
Asset and property management fees	$67	$1,059	$1,676	$1,949	$63	$4,814
Transactional fees	2	1,071	1,004	-	60	2,137
Total management fees	$69	$2,130	$2,680	$1,949	$123	$6,951

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended June 30, 2012
Asset and property management fees	$65	$1,167	$1,678	$474	$219	$3,603
Transactional fees	14	628	581	-	244	1,467
Total management fees	$79	$1,795	$2,259	$474	$463	$5,070

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2012
Asset and property management fees	$89	$1,103	$1,717	$-	$270	$3,179
Transactional fees	14	826	504	-	163	1,507
Total management fees	$103	$1,929	$2,221	$-	$433	$4,686

1 Includes $365 of asset management fee due for the period May 16, 2012 (initial closing date) through June 30, 2012 for investors closed subsequent to June 30, 2012.

Pro-Rata Consolidated Balance Sheet
(in thousands)

	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported 1		Subsidiaries	Subsidiaries	Sheet 2		Notes
ASSETS
Real estate							1 The interim consolidated balance sheet is unaudited, although it
Land	$293,691		$(94,098)	$24,869	$224,462		reflects all adjustments, which in the opinion of management,
Buildings and improvements	953,020		(317,171)	95,499	731,348		are necessary for the fair presentation of the consolidated
Construction in progress	2,429		(1,107)	1,301	2,623		balance sheet for the interim period.
	1,249,140		(412,376)	121,669	958,433
Less: accumulated depreciation	(187,029)		38,161	(13,422)	(162,290)		2 The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,062,111		(374,215)	108,247	796,143		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	246,602	3	(199,988)	197	46,811		investments in these joint ventures are reflected above on a pro-rata
							basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	91,813		(30,184)	1,300	62,929		and liability line items. Similarly, the presentation also includes
Cash in escrow	18,934		(11,603)	1,015	8,346		the Company's pro-rata share of assets and liabilities for
Investments in and advances to unconsolidated affiliates	221,694		(166,884)	(45,545)	9,265		unconsolidated investments which are accounted for under the equity
Rents receivable, net	4,974		(2,056)	397	3,315		method of accounting for the Company's financial statements.
Straight-line rents receivable, net	22,770		(11,072)	1,556	13,254
Notes Receivable	129,278		(22,492)	1,080	107,866		3 The components of Net real estate under development are as follows:
Deferred charges, net	26,777		(19,923)	1,821	8,675		Fund II	$216,357
Prepaid expenses and other assets	29,241		25,368	1,521	56,130	4	Fund III	27,876
Acquired lease intangibles	31,975		(11,638)	1,193	21,530
Accounts receivable from related parties	210		-	-	210		Total Opportunity Funds	244,233
Assets of discontinued operations	22,061		(16,640)	-	5,421		Core Portfolio	2,369
							Total	$246,602
Total Assets	$1,908,440		$(841,327)	$72,782	$1,139,895
							4 The components of Prepaid expenses and other assets are as follows:
LIABILITIES AND SHAREHOLDERS' EQUITY							Due from Fund Investors	$39,228
							Contract deposits	5,390
Mortgage notes payable	$727,155		(372,120)	$89,617	$444,652		Unsettled At-The-Market proceeds	4,006
Notes payable	930		-	-	930		Prepaid expenses	3,197
Valuation of debt at acquisition, net of amortization	(107)		(285)	113	(279)		Accrued interest on Notes Receivable	1,953
Acquired lease intangibles	14,115		(2,862)	2,342	13,595		Other	2,356
Accounts payable and accrued expenses	29,309		(11,952)	1,938	19,295		Total	$56,130
Dividends and distributions payable	9,674		-	-	9,674
Share of losses in excess of inv. in unconsolidated affiliates	22,707		-	(22,515)	192
Accounts payable to related parties	-		-	-	-
Other liabilities	21,303		(8,678)	1,287	13,912
Liabilities of discontinued operations	13,098		(9,706)	-	3,392
Total liabilities	838,184		(405,603)	72,782	505,363

Shareholders' equity:
Common shares	52		-	-	52
Additional paid-in capital	581,925		-	-	581,925
Accumulated other comprehensive income	(4,307)		-	-	(4,307)
Retained earnings	45,127		-	-	45,127
Total controlling interest	622,797		-	-	622,797
Non-controlling interest in subsidiary	447,459		(435,724)	-	11,735
Total shareholders' equity	1,070,256		(435,724)	-	634,532

Total Liabilities and Shareholders' Equity	$1,908,440		$(841,327)	$72,782	$1,139,895

Notes Receivable
(in thousands)

	Balance at		Balance at							Underlying third-party
	September 30, 2012	Fourth	December 31, 2012			Stated	Effective			first mortgage
		Quarter		Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity	Principal2	Interest	Total	Rate	Rate 1	Dates	Options	Amount	Maturity Dates

First mortgage notes	$5,669	$43,250	$48,919	$312	$49,231	8.29%	9.59%	2013 to 2014	-	n/a	n/a

Short-term notes related to acquisitions	22,500	(22,500)	-	-	-	-	-	n/a	-	n/a	n/a

Mezzanine notes	18,953	30,573	49,526	1,311	50,837	14.09%	14.77%	2013 to 2020	-	302,923	2014 thru 2019

Total notes receivable	$47,122	$51,323	$98,445	$1,623	$100,068	11.21%	12.20%

Notes:
1 Inclusive of points and exit fees.

2 Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above	$98,445

Fund I first mortgage loan - related to Kroger/Safeway sale	12,333
Fund III first mortgage investments	18,500

Total Notes Receivable per Consolidated Balance Sheet	$129,278

2013 Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

	2013 Guidance	2012 Actual
Overall:

Fully diluted Common Shares and OP Units	54,600 - 55,800	51,150

Full year Funds from Operations ("FFO") per share	$1.17 to $1.25	$1.04

Earnings per Share ("EPS")	$0.66 to $0.71	$0.85

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	$66.5 to $70.5	$47.6

Asset and property management fee income, net of TRS taxes	$14.5 to $15.0	$16.3

Transactional fee income, net of TRS taxes	$6.5 to $7.0	$6.8

Promote, RCP and other income, net of TRS taxes	$1.0 to $1.5	$1.5

General and administrative expense	$(24.5) to $(24.0)	$(23.4)

Total	$64.0 to $70.0	$48.8

Net Asset Valuation Information
(in thousands)

	CORE		FUND I			FUND II				FUND III				FUND IV
			Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly	Annualized (x4)		%	$	Quarterly	Annualized (x4)	%	$	Quarterly	Annualized (x4)	%	$	Quarterly	Annualized (x4)	%	$
Current NOI
Net Operating Income - Continuing Operations	$14,514	$58,056	--			$4,823	$19,292	20.00%	$3,858	$4,614	$18,456	19.90%	$3,673	$292	$1,168	23.12%	$270
Less: Net Operating Income of pre-stabilized assets						33	132		27	(175)	(700)		(139)	(292)	(1,168)		(270)
Net Operating Income of stabilized assets						4,856	19,424		3,885	4,439	17,756		3,534	-	-		-

Cost to Date
Cost basis of pre-stabilized assets							$-		$-		$40,456		$8,051		$144,120		$33,321

Discontinued operations, net of debt							$23,139		$4,628

Debt		$341,044	$-				$216,350		$42,426		$224,874		$40,599		$93,050		$21,513

Gross asset value1			16,000
Net Asset Value			$16,000	37.78%	$6,045

Notes:
1Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% (AKR remaining share after promote) = 37.78%.

Selected Financial Ratios
(in thousands)

	Three months ended December 31,				Period ended December 31, 2012					Three months ended December 31,		Three months ended September 30,

	2012		2011		2012		2011			2012		2012
COVERAGE RATIOS1									LEVERAGE RATIOS

EBITDA2	$21,826		$14,398		$75,399		$64,142		Debt4	$445,582		$460,664
Divided by Interest expense	6,072		5,694		22,999		23,371		Total Market Capitalization	1,773,821		1,646,540
Interest Coverage Ratio	3.6	x	2.5	x	3.3	x	2.7	x	Debt/Total Market Capitalization	25%		28%

EBITDA	$21,826		$14,398		$75,399		$64,142		Debt4, 6	$382,653		$394,102
Divided by (Interest expense	6,072		5,694		22,999		23,371		Total Market Capitalization	1,710,892		1,579,978
Plus: Preferred Dividends)3	4		5		18		18		Net Debt/Total Market Capitalization	22%		25%
Fixed Charge Coverage Ratio	3.6	x	2.5	x	3.3	x	2.7	x
									Debt + Preferred Equity (Preferred O.P. Units)	$446,211		$461,286
EBITDA	$21,826		$14,398		$75,399		$64,142		Total Market Capitalization	1,773,821		1,646,540
Divided by (Interest expense	6,072		5,694		22,999		23,371		Debt+Preferred Equity/Total Market Capitalization	25%		28%
Plus: Principal Amortization)	996		731		4,167		2,684
Debt Service Coverage Ratio	3.1	x	2.2	x	2.8	x	2.5	x	Debt	$341,044		$333,471
									EBITDA (Annualized)	71,764		66,388
Payout Ratios									Debt/EBITDA - Core Portfolio	4.8	x	5.0	x

Dividends (Shares) & Distributions (OP Units) paid	$8,757		$7,507		$33,250		$30,025		Debt5	$287,139		$275,966
FFO	14,669		10,804		48,845		40,315		EBITDA (Annualized)	71,764		66,388
FFO Payout Ratio	60%		69%		68%		74%		Net Debt/EBITDA - Core Portfolio	4.0	x	4.2	x

Dividends (Shares) & Distributions (OP Units) paid	$8,757		$7,507		$33,250		$30,025		Debt	$445,582		$460,664
AFFO	12,855		8,586		39,159		33,335		EBITDA (Annualized)	82,676		77,072
AFFO Payout Ratio	68%		87%		85%		90%		Debt/EBITDA - Core Portfolio and Opportunity Funds	5.4	x	6.0	x

Dividends (Shares) & Distributions (OP Units) paid	$8,757		$7,507		$33,250		$30,025		Debt6	$382,653		$394,102
FAD	11,859		7,855		34,992		30,651		EBITDA (Annualized)	82,676		77,072
FAD Payout Ratio	74%		96%		95%		98%		Net Debt/EBITDA - Core Portfolio and Opportunity Funds	4.6	x	5.1	x

									NOI (Annualized)	$58,056		$54,124
									Debt	341,044		333,471
									Debt Yield - Core Portfolio	17.0%		16.2%

									NOI (Annualized)	$58,056		$54,124
									Debt5	287,139		275,966
									Net Debt Yield - Core Portfolio	20.2%		19.6%

									NOI (Annualized)	$65,844		$65,308
									Debt	445,582		460,664
									Debt Yield - Core Portfolio and Opportunity Funds	14.8%		14.2%

									NOI (Annualized)	$65,844		$65,308
									Debt6	382,653		394,102
									Net Debt Yield - Core Portfolio and Opportunity Funds	17.2%		16.6%

Notes:

1Quarterly results are unaudited, although they reflect all adjustments,  which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share  of EBITDA, interest expense and principal amortization related to both the Company's  consolidated and unconsolidated investments in joint ventures.
2See page 9 for a calculation of EBITDA.
3Represents preferred distributions on Preferred Operating partnership Units.
4Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
5Reflects debt net of the current Core Portfolio cash balance at end of period.
6Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds  cash balance at end of period.

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$341,044	5.5%	$41,831	4.3%	$382,875	5.3%	86%	$137,845	$(85,521)	$435,199
Variable-Rate Debt	-	N/A	62,707	2.8%	62,707	2.8%	14%	234,275	(4,096)	292,886

Total	$341,044	5.5%	$104,538	3.4%	$445,582	5.0%	100%	$372,120	$(89,617)	728,085
ASC 805 purchase price debt allocation										(107)
Total debt as reported										$727,978

Notes
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	December 31, 2012	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,345	100.0%	$4,345	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,634	100.0%	13,634	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	59,357	49.0%	29,085	5.37%	12/1/2014	None
Crescent Plaza	Acadia	17,025	100.0%	17,025	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,742	100.0%	11,742	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	33,258	100.0%	33,258	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	15,835	100.0%	15,835	5.61%	2/1/2016	None
The Gateway Shopping Center	Acadia	20,036	100.0%	20,036	5.44%	3/1/2016	None
Cambridge (Whole Foods)	Acadia	6,931	100.0%	6,931	6.26%	5/1/2016	None
Cambridge (Rite Aid)	Acadia	4,197	100.0%	4,197	3.68%	5/1/2016	1 x 60 mos.
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,194	100.0%	23,194	6.06%	10/1/2016	None
Rhode Island Place Shopping Center	Acadia	16,426	100.0%	16,426	6.35%	12/1/2016	None
Acadia Realty Trust (Convertible Notes)	Acadia	930	100.0%	930	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	Acadia	4,431	100.0%	4,431	6.65%	3/1/2017	None
Merrillville Plaza	Acadia	26,151	100.0%	26,151	5.88%	8/1/2017	None
A & P Shopping Plaza	Acadia	7,967	60.0%	4,780	4.20%	9/6/2022	None
Georgetown Portfolio	Acadia	18,477	50.0%	9,239	4.72%	11/10/2027	None
Interest rate swaps1	Acadia	43,372	100.0%	43,372	4.41%	Various

Sub-Total Fixed-Rate Debt		519,508		341,044	5.45%

Variable-Rate Debt

Various2 (Secured Line of Credit)	Acadia	-	100.0%	-	Libor + 125	3/1/2013	None
Branch Plaza	Acadia	12,526	100.0%	12,526	Libor + 225	9/30/2014	1 x 36 mos.
Village Commons Shopping Center	Acadia	9,192	100.0%	9,192	Libor + 140	6/30/2018	None
West Diversey	Acadia	15,273	100.0%	15,273	Libor + 190	4/27/2019	None
4401 N White Plains Road	Acadia	6,381	100.0%	6,381	Libor + 190	9/1/2022	None
Interest rate swaps1	Acadia	(43,372)	100.0%	(43,372)	Libor + 190

Sub-Total Variable-Rate Debt		-		-	Libor + 190

Total Core Portfolio Debt		$519,508		$341,044	5.45%

Debt Analysis (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	December 31, 2012	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Lincoln Park Centre	Fund III	$19,478	19.9%	$3,877	5.85%	12/1/2013	None
Lincoln Road6	Fund III	19,870	18.9%	3,757	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
Arundel Plaza7	Fund III	9,188	17.9%	1,646	5.60%	4/1/2015	None
216th Street3	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps1	Funds II & III	118,577	19.2%	22,740	2.96%	Various

Sub-Total Fixed-Rate Debt		217,875		41,831	4.30%

Variable-Rate Debt
161st Street3	Fund II	28,900	19.8%	5,728	Libor + 600	4/1/2013	None
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 250	8/12/2013	2 x 12 mos.
Pelham Manor Shopping Plaza3	Fund II	33,833	19.8%	6,706	Libor + 275	12/1/2013	None
Parkway Crossing7	Fund III	13,758	17.9%	2,465	Libor + 220	1/1/2015	2 x 12 mos.
640 Broadway	Fund III	22,750	10.0%	2,264	Libor + 295	7/1/2015	1 x 12 mos.
Heritage Shops	Fund III	21,000	19.9%	4,179	Libor + 225	8/10/2015	2 x 12 mos.
Fordham Place3	Fund II	82,205	19.8%	16,293	Libor + 300	9/25/2015	2 x 12 mos.
Cortlandt Towne Center	Fund III	73,499	19.9%	14,626	Libor + 190	10/26/2015	None
New Hyde Park Shopping Center	Fund III	6,484	19.9%	1,290	Libor + 225	11/10/2015	2 x 12 mos.
Acadia Strategic Opportunity IV LLC4	Fund IV	93,050	23.1%	21,513	Libor + 165	11/20/2015	1 x 12 mos.
White City Shopping Center5	Fund III	38,847	16.7%	6,495	Libor + 260	12/23/2017	1 x 36 mos.
Interest rate swaps1	Funds II & III	(118,577)	19.2%	(22,740)	Libor + 232

Sub-Total Variable-Rate Debt		316,399		62,707	Libor + 260

Total Opportunity Funds Portfolio Debt		$534,274		$104,538	3.41%

Debt Analysis - Notes
(in thousands)

1The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Pro-rata	Average		Maturity
	principal	Share	Swap rate	All-in Rate	Date
Core Portfolio
	$9,192	$9,192	2.90%	4.80%	7/2/2018
	15,273	15,273	1.57%	3.47%	5/1/2019
	12,526	12,526	3.77%	5.67%	12/1/2022
	6,381	6,381	1.75%	3.65%	9/1/2022
	43,372	43,372	2.51%	4.41%

Opportunity Funds

	35,667	7,133	0.70%	2.95%	5/1/2015
	32,818	6,564	0.70%	2.95%	5/1/2015
	21,000	4,179	0.52%	2.77%	8/10/2015
	19,395	3,243	2.90%	5.50%	12/26/2017
	9,697	1,621	3.02%	5.62%	12/26/2017
	118,577	22,740	1.15%	2.96%

Total Core Portfolio and Opportunity Funds	$161,949	$66,112	2.04%	3.74%

2This is a revolving facility for up to $64,500 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
	Abington Towne Center, Methuen Shopping Center and Town Line Plaza. Subsequent to December 31, 2012, this secured facility has been replaced with a $150,000 unsecured revolving facility.
	3Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
	4Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $235,146.
	5Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
	6Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
	7Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$5,498	$-	$5,498	$4,747	$-	$4,747	n/a	n/a	n/a
2014	5,595	74,406	80,001	4,805	45,280	50,085	5.47%	5.47%	n/a
2015	4,263	27,344	31,607	4,051	27,344	31,395	5.04%	5.04%	n/a
2016	2,774	276,634	279,408	2,553	147,367	149,920	5.91%	5.91%	n/a
2017	1,796	65,940	67,736	1,564	59,440	61,004	5.15%	5.72%	2.46%
Thereafter	7,194	48,064	55,258	4,650	39,243	43,893	3.48%	5.29%	1.95%
Total	$27,120	$492,388	$519,508	$22,370	$318,674	$341,044

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$4,367	$81,450	$85,817	$836	$16,159	$16,995	4.79%	5.85%	4.46%
2014	4,176	39,179	43,355	766	7,393	8,159	6.71%	6.71%	n/a
2015	4,257	100,285	104,542	739	19,563	20,302	2.53%	5.60%	2.24%
2016	3,123	114,283	117,406	550	23,627	24,177	2.10%	n/a	2.10%
2017	3,656	174,236	177,892	364	27,537	27,901	3.48%	5.80%	2.96%
Thereafter	-	5,262	5,262	289	6,715	7,004	2.57%	1.00%	2.81%
Total	$19,579	$514,695	$534,274	$3,544	$100,994	$104,538

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$5,498	$-	$5,498	$4,747	$-	$4,747	n/a	n/a	n/a
2014	5,556	86,502	92,058	4,765	57,376	62,141	5.05%	5.47%	2.46%
2015	4,028	27,344	31,372	3,816	27,344	31,160	5.04%	5.04%	n/a
2016	2,479	280,439	282,918	2,258	151,173	153,431	5.88%	5.88%	n/a
2017	1,477	54,549	56,026	1,245	48,049	49,294	5.72%	5.72%	n/a
Thereafter	6,733	44,903	51,636	4,189	36,082	40,271	3.47%	5.56%	1.95%
Total	$25,771	$493,737	$519,508	$21,020	$320,024	$341,044

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$4,367	$102,101	$106,468	$521	$20,363	$20,884	4.37%	5.85%	4.03%
2014	4,106	39,179	43,285	433	7,713	8,146	6.71%	6.71%	n/a
2015	3,076	313,566	316,642	255	63,003	63,258	2.53%	5.60%	2.44%
2016	577	-	577	96	-	96	n/a	n/a	n/a
2017	577	61,463	62,040	96	11,067	11,163	4.05%	5.80%	2.81%
Thereafter	-	5,262	5,262	-	991	991	1.00%	1.00%	n/a
Total	$12,703	$521,571	$534,274	$1,401	$103,137	$104,538

Overview of Acadia Strategic Opportunity Funds

Item	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital commited	$90 million	$300 million	$475 million	$540.6 million
(Original was $503 million)
Capital funded	Fully funded	Fully funded	$341.0 million funded through December 31, 2012	$64.6 funded through December 31, 2012

Capital returned	All original capital and accumulated preference	$84.5 million	$164.0 million	$0
has been paid. Acadia is entitled to a Promote
on all future distributions.

Fund structure

Equity Contribution and	22.22% - Acadia	20% - Acadia	20% - Acadia	23% - Acadia
Cash flow distribution:	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors	77% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).	(including Acadia).

All unfunded capital is anticipated to be used to
complete existing projects

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total	Priority distribution fee equal to 1.5% of total
	capital	committed capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

			Development fee equal to 3% of total project cost	Development fee equal to 3% of total project cost

Opportunity Fund Retail Properties - Detail
									Leased
		Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent
	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	75%	97,500	-	97,500	69.23%	-	69.23%	69.23%	$302,076	$-	$302,076	$4.48	$-	$4.48

Fund II Portfolio Detail

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	99.1%	169,512	58,981	228,493	100.00%	78.35%	94.41%	94.41%	$4,287,282	$1,600,329	$5,887,611	$25.29	$34.63	$27.29
Fordham Place - Retail	Walgreens, Best Buy, 24 Hour Fitness, Sears	99.1%	74,899	44,547	119,446	100.00%	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760	38.36	59.41	46.21
Fordham Place - Office	NYC Dept of Education, PHI, FEGS, Children's Village	99.1%	91,042	51,919	142,961	100.00%	100.00%	100.00%	100.00%	3,119,120	1,708,533	4,827,653	34.26	32.91	33.77
216th Street	NYC Human Resources Administration	99.1%	60,000	-	60,000	100.00%	0.00%	100.00%	100.00%	2,574,000	120,000	2,694,000	42.90	-	44.90
161st Street1	Various New York City & State agencies	99.1%	107,026	125,376	232,402	100.00%	71.48%	84.61%	100.00%	2,836,189	2,419,012	5,255,201	26.50	26.99	26.72

Total - Fund II			502,479	280,823	783,302	100.00%	82.72%	93.80%	98.37%	$15,689,819	$8,494,406	$24,184,225	$31.22	$36.57	$32.91

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	100.0%	472,901	168,324	641,225	95.63%	82.72%	92.24%	92.24%	$6,185,123	$3,264,076	$9,449,199	$13.68	$23.44	$15.98
640 Broadway	Swatch	50.0%	-	4,409	4,409	-	73.78%	73.78%	73.78%	-	662,103	662,103	-	203.54	203.54
New Hyde Park Shopping Center	-	100.0%	16,214	15,217	31,431	100.00%	81.89%	91.23%	96.59%	345,328	559,658	904,986	21.30	44.91	31.56

NEW ENGLAND

Massachusetts
White City Shopping Center2	Shaw's (Supervalu)	84.0%	131,839	125,449	257,288	70.91%	80.50%	75.59%	86.77%	1,350,564	3,491,109	4,841,673	14.45	34.57	24.89

MID-ATLANTIC

Maryland
Parkway Crossing3	Home Depot, Shop Rite, Big Lots	90.0%	192,836	67,405	260,241	100.00%	73.00%	93.01%	93.01%	704,710	1,193,271	1,897,981	3.65	24.25	7.84
Arundel Plaza	Giant Food, Lowe's	90.0%	231,920	33,196	265,116	100.00%	78.31%	97.28%	97.28%	905,209	540,067	1,445,276	3.90	20.78	5.60

SOUTHEAST

Florida
Lincoln Road4	Starbucks, Sushi Samba	95.0%	-	61,443	61,443	-	48.95%	48.95%	48.95%	-	3,257,573	3,257,573	-	108.31	108.31

MIDWEST
Illinois
Heritage Shops	LA Fitness, Loft	100.0%	49,878	55,707	105,585	100.00%	55.96%	76.76%	76.76%	1,077,752	2,025,813	3,103,565	21.61	64.98	38.29
Lincoln Park Centre	-	100.0%	-	62,745	62,745	-	59.76%	59.76%	59.76%	-	1,607,359	1,607,359	-	42.87	42.87

Total - Fund III			1,095,588	593,895	1,689,483	94.61%	72.38%	86.80%	88.60%	$10,568,686	$16,601,029	$27,169,715	$10.20	$38.62	$18.53

Fund IV Portfolio Detail

MID-ATLANTIC
Maryland
1701 Belmont Avenue	Best Buy	90.0%	58,674	-	58,674	100.00%	0.00%	100.00%	100.00%	$936,166	$-	$936,166	$15.96	$-	$15.96

SOUTHEAST
Florida
Lincoln Road	-	95.0%	-	54,453	54,453	0.00%	100.00%	100.00%	100.00%	-	4,949,953	4,949,953	-	90.90	90.90

Total - Fund IV			58,674	54,453	113,127	100.00%	100.00%	100.00%	100.00%	$936,166	$4,949,953	$5,886,119	$15.96	$90.90	$52.03

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II, Fund III and Fund IV properties are currently undergoing construction or are in the design phase as further detailed under Redevelopment Projects.
Property	Ownership %
Sherman Avenue	99.1%
CityPoint	94.2%
Sheepshead Bay	100.0%
654 Broadway	100.0%
Cortlandt Crossing	100.0%
Farmingdale	100.0%
3104 M Street	100.0%
210 Bowery	100.0%

1Currently operating, but redevelopment activities have commenced.

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND I:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2014	2	67,500	100.00%	$302,076	100.00%	$4.48
Total	2	67,500	100.00%	$302,076	100.00%	$4.48

Total Vacant		30,000
Total Square Feet		97,500

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND II:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2013	2	127,175	25.31%	$3,400,361	21.67%	$26.74
2019	1	39,705	7.90%	1,747,020	11.13%	44.00
2021	1	19,958	3.97%	423,110	2.70%	21.20
2022	1	47,792	9.51%	1,389,120	8.85%	29.07
2023	1	35,194	7.00%	1,126,208	7.18%	32.00
2027	1	60,000	11.94%	2,574,000	16.41%	42.90
2029	1	43,250	8.61%	1,730,000	11.03%	40.00
2033	1	129,405	25.75%	3,300,000	21.03%	25.50
Total	9	502,479	100.00%	$15,689,819	100.00%	$31.22

Total Vacant		-
Total Square Feet		502,479

Shop Tenants
Month to Month	1	9,967	4.29%	$99,670	1.17%	$10.00
2014	1	20,581	8.86%	565,078	6.65%	27.46
2016	2	4,649	2.00%	173,311	2.04%	37.28
2018	2	33,321	14.34%	1,152,255	13.56%	34.58
2019	3	4,743	2.04%	374,394	4.41%	78.94
2020	3	16,309	7.02%	547,183	6.44%	33.55
2021	2	9,710	4.18%	274,304	3.23%	28.25
2022	4	27,450	11.82%	1,029,857	12.12%	37.52
2023	1	31,417	13.52%	1,131,012	13.31%	36.00
2031	2	33,444	14.40%	1,061,772	12.50%	31.75
2032	1	30,712	13.22%	885,570	10.43%	28.83
2048	1	10,000	4.30%	1,200,000	14.13%	120.00
Total	23	232,303	100.00%	$8,494,406	100.00%	$36.57

Total Vacant		48,520
Total Square Feet		280,823

Total Anchor and Shop Tenants
Month to Month	1	9,967	1.36%	$99,670	0.42%	$10.00
2013	2	127,175	17.31%	3,400,361	14.06%	26.74
2014	1	20,581	2.80%	565,078	2.34%	27.46
2016	2	4,649	0.63%	173,311	0.72%	37.28
2018	2	33,321	4.53%	1,152,255	4.76%	34.58
2019	4	44,448	6.05%	2,121,414	8.77%	47.73
2020	3	16,309	2.22%	547,183	2.26%	33.55
2021	3	29,668	4.04%	697,414	2.88%	23.51
2022	5	75,242	10.24%	2,418,977	10.00%	32.15
2023	2	66,611	9.07%	2,257,220	9.33%	33.89
2027	1	60,000	8.17%	2,574,000	10.64%	42.90
2029	1	43,250	5.89%	1,730,000	7.15%	40.00
2031	2	33,444	4.55%	1,061,772	4.39%	31.75
2032	1	30,712	4.18%	885,570	3.66%	28.83
2033	1	129,405	17.61%	3,300,000	13.65%	25.50
2048	1	10,000	1.36%	1,200,000	4.96%	120.00
Total	32	734,782	100.00%	$24,184,225	100.00%	$32.91

Total Vacant		48,520
Total Square Feet		783,302

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND III:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2013	2	48,855	4.71%	$877,689	8.30%	$17.97
2014	2	56,379	5.44%	908,695	8.60%	16.12
2015	3	81,465	7.86%	571,648	5.41%	7.02
2016	2	42,775	4.13%	557,816	5.28%	13.04
2017	2	52,131	5.03%	957,350	9.06%	18.36
2018	3	238,706	23.03%	2,607,354	24.67%	10.92
2019	1	179,944	17.36%	831,009	7.86%	4.62
2021	1	35,601	3.43%	382,967	3.62%	10.76
2022	1	65,028	6.27%	1,040,448	9.84%	16.00
2023	1	19,536	1.88%	263,736	2.50%	13.50
2025	1	49,878	4.81%	1,077,752	10.20%	21.61
2032	2	166,275	16.04%	492,222	4.66%	2.96
Total	21	1,036,573	100.00%	$10,568,686	100.00%	$10.20

Total Vacant		59,015	(4)	-
Total Square Feet		1,095,588

Shop Tenants
Month to Month	4	13,150	3.06%	$141,124	0.85%	$10.73
2013	26	65,505	15.24%	2,291,123	13.80%	34.98
2014	20	71,924	16.73%	2,137,278	12.87%	29.72
2015	14	26,362	6.13%	976,774	5.88%	37.05
2016	18	48,239	11.22%	1,786,402	10.76%	37.03
2017	9	44,332	10.31%	1,325,791	7.99%	29.91
2018	10	35,414	8.24%	1,268,293	7.64%	35.81
2019	5	23,285	5.42%	1,863,255	11.22%	80.02
2020	3	6,175	1.44%	140,472	0.85%	22.75
2021	6	26,563	6.18%	981,146	5.91%	36.94
2022	8	23,770	5.53%	1,285,686	7.74%	54.09
2023	1	17,611	4.10%	776,250	4.68%	44.08
2024	1	8,266	1.92%	500,000	3.01%	60.49
2026	2	9,110	2.12%	342,983	2.07%	37.65
2027	2	6,550	1.52%	502,500	3.03%	76.72
2028+	2	3,600	0.84%	281,952	1.70%	78.32
Total	131	429,856	100.00%	$16,601,029	100.00%	$38.62

Total Vacant		164,039	(35)	-
Total Square Feet		593,895

Total Anchor and Shop Tenants
Month to Month	4	13,150	0.90%	$141,124	0.52%	$10.73
2013	28	114,360	7.80%	3,168,812	11.66%	27.71
2014	22	128,303	8.75%	3,045,973	11.21%	23.74
2015	17	107,827	7.35%	1,548,422	5.70%	14.36
2016	20	91,014	6.21%	2,344,218	8.63%	25.76
2017	11	96,463	6.58%	2,283,141	8.40%	23.67
2018	13	274,120	18.69%	3,875,647	14.26%	14.14
2019	6	203,229	13.86%	2,694,264	9.92%	13.26
2020	3	6,175	0.42%	140,472	0.52%	22.75
2021	7	62,164	4.24%	1,364,113	5.02%	21.94
2022	9	88,798	6.06%	2,326,134	8.56%	26.20
2023	2	37,147	2.53%	1,039,986	3.83%	28.00
2024	1	8,266	0.56%	500,000	1.84%	60.49
2025	1	49,878	3.40%	1,077,752	3.97%	21.61
2026	2	9,110	0.62%	342,983	1.26%	37.65
2027	2	6,550	0.45%	502,500	1.85%	76.72
2028	2	3,600	0.25%	281,952	1.04%	78.32
2032	2	166,275	11.34%	492,222	1.81%	2.96
Total	152	1,466,429	100.00%	$27,169,715	100.00%	$18.53

Total Vacant		223,054		-
Total Square Feet		1,689,483

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND IV:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2032	1	58,674	100.00%	936,166	100.00%	15.96
Total	1	58,674	100.00%	$936,166	100.00%	$15.96

Total Vacant		-
Total Square Feet		58,674

Shop Tenants
Month to Month	1	997	1.83%	$61,495	1.24%	$61.68
2013	4	11,599	21.29%	1,051,038	21.24%	90.61
2014	2	3,278	6.02%	419,307	8.47%	127.92
2015	2	2,726	5.01%	318,720	6.44%	116.92
2016	1	3,625	6.66%	328,560	6.64%	90.64
2017	1	5,288	9.71%	204,000	4.12%	38.58
2018	2	2,547	4.68%	279,839	5.65%	109.87
2019	2	2,588	4.75%	438,000	8.85%	169.24
2021	2	2,835	5.21%	415,044	8.38%	146.40
2022	5	16,009	29.40%	1,337,950	27.03%	83.57
2026	1	2,961	5.44%	96,000	1.94%	32.42
Total	23	54,453	100.00%	$4,949,953	100.00%	$90.90

Total Vacant		-
Total Square Feet		54,453

Total Anchor and Shop Tenants
Month to Month	1	997	0.88%	$61,495	1.04%	$61.68
2013	4	11,599	10.25%	1,051,038	17.86%	$90.61
2014	2	3,278	2.90%	419,307	7.12%	$127.92
2015	2	2,726	2.41%	318,720	5.41%	$116.92
2016	1	3,625	3.20%	328,560	5.58%	$90.64
2017	1	5,288	4.67%	204,000	3.47%	$38.58
2018	2	2,547	2.25%	279,839	4.75%	$109.87
2019	2	2,588	2.29%	438,000	7.44%	$169.24
2021	2	2,835	2.51%	415,044	7.05%	$146.40
2022	5	16,009	14.15%	1,337,950	22.75%	$83.57
2026	1	2,961	2.62%	96,000	1.63%	$32.42
2032	1	58,674	51.87%	936,166	15.90%	15.96
Total	24	113,127	100.00%	$5,886,119	100.00%	$52.03

Total Vacant		-
Total Square Feet		113,127

Development Activity
($ in millions)

		Estimated Sq.Ft.			Acquisition & Development Costs					Outstanding
Property	Location	Upon Completion	Leased Rate5	Anchors	Incurred	Estimated Future Range		Estimated Total Range		Debt
FUND II
Under Construction
City Point1	Brooklyn, NY	675,000	37%2	Century 21, Armani Exchange	$142.9	$107.1	$197.1	$250.0	$340.0	$45.9
In Design
Sherman Plaza	New York, NY	TBD	-	TBD	$34.7	TBD	TBD	TBD	TBD	$-

FUND III
In Design
Sheepshead Bay	Brooklyn, NY	TBD	-	TBD	$22.8	TBD	TBD	TBD	TBD	$-
723 N. Lincoln Lane3	Miami Beach, FL	TBD	-	TBD	6.7	TBD	TBD	TBD	TBD	-	4
Cortlandt Crossing	Mohegan Lake, NY	150,000 - 170,000	-	TBD	11.2	35.8	44.8	47.0	56.0	-
3104 M Street NW	Washington, D.C.	10,000	-	TBD	3.0	4.0	5.5	7.0	8.5	-
Broad Hollow Commons	Farmingdale, NY	180,000 - 200,000	-	TBD	11.1	38.9	48.9	50.0	60.0	-
SUBTOTAL - In Design					$54.8	TBD	TBD	TBD	TBD	$-

FUND IV
In Design
210 Bowery	New York, NY	10,000	-	TBD	$7.5	$4.0	$4.5	$11.5	$12.0	$-

Notes:
1 Acquired a leasehold interest in this property. The first 50,000 square feet of the project (Phase 1) has been completed. Construction of the next approximately 625,000 square feet (Phase 2) is underway.

2 Leased rate calculated on approximately 475,000 rentable square feet.
3 This property is part of a three-property portfolio. The other two are operating properties.
4 The loan on Fund III's Lincoln Road Portfolio includes this property as collateral. For the purpose of this schedule, the outstanding debt was not allocated among the Portfolio's three properties.
5 The leased rate excludes pre-redevelopment tenants.

Retailer Controlled Property ("RCP") Venture - Overview
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $63 million in equity. ***

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through December 31, 2012
				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$33,605	$-	$49,524	1.5	x
		2007
Mervyns II	Albertson’s	2006 through	23,133	3,519	86,791	3.8	x
		2007
Fund II and Mervyns II	Other investments 1	2006 through	6,476	1,898	7,036	1.1	x
		2008
Total			$63,214	$5,417	$143,351	2.3	x

Notes:
1Represents investments in Shopko, Marsh and Rex Stores.

Core Portfolio Retail Properties - Detail
									Leased
		Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Per Sq. Ft.

NEW YORK

Connecticut
239 Greenwich Avenue	-	75.0%	-	16,834	16,834	-	100.00%	100.00%	100.00%	$-	$1,554,663	$1,554,663	$92.35
181 Main Street	-	100.0%	-	11,350	11,350	-	100.00%	100.00%	100.00%	-	772,000	772,000	68.02
			-	28,184	28,184	-	100.00%	100.00%	100.00%	-	2,326,663	2,326,663	82.55

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,652	149,262	100.00%	94.61%	96.87%	96.87%	1,581,552	2,014,844	3,596,396	24.87
A & P Shopping Plaza	A&P	60.0%	49,463	13,278	62,741	100.00%	100.00%	100.00%	100.00%	950,000	393,723	1,343,723	21.42
60 Orange Street	Home Depot	98.0%	101,715	-	101,715	100.00%	-	100.00%	100.00%	907,500	-	907,500	8.92
Total - New Jersey			213,788	99,930	313,718	100.00%	95.33%	98.51%	98.51%	3,439,052	2,408,567	5,847,619	18.92

New York
Village Commons Shopping Center	-	100.0%	-	87,330	87,330	-	95.27%	95.27%	100.00%	-	2,552,470	2,552,470	30.68
Branch Plaza	LA Fitness, CVS	100.0%	74,050	52,223	126,273	75.69%	87.61%	80.62%	80.62%	1,196,388	1,355,019	2,551,407	25.06
Amboy Center	Stop & Shop (Ahold)	100.0%	37,266	22,824	60,090	100.00%	100.00%	100.00%	100.00%	745,320	886,858	1,632,178	27.16
Bartow Avenue	-	100.0%	-	14,676	14,676	-	92.75%	92.75%	100.00%	-	420,687	420,687	30.90
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	100.0%	52,052	45,531	97,583	100.00%	86.70%	93.79%	93.79%	428,875	722,230	1,151,105	12.58
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	100.00%	1,391,500	-	1,391,500	25.30
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	-	100.00%	100.00%	625,000	-	625,000	31.85
Crossroads Shopping Center1	Kmart, Home Goods, Party City	49.0%	201,296	108,227	309,523	81.02%	72.12%	77.91%	77.91%	1,619,273	3,520,206	5,139,479	21.31
Third Avenue	Planet Fitness	100.0%	21,650	18,670	40,320	100.00%	55.26%	79.28%	79.28%	468,631	198,000	666,631	20.85
Mercer Street	-	100.0%	-	6,225	6,225	-	100.00%	100.00%	100.00%	-	383,160	383,160	61.55
28 Jericho Turnpike	Kohl's	100.0%	96,363	-	96,363	100.00%	-	100.00%	100.00%	1,650,000	-	1,650,000	17.12
4401 White Plains Road	Walgreens	100.0%	12,964	-	12,964	100.00%	-	100.00%	100.00%	625,000	-	625,000	48.21
83 Spring Street	-	100.0%	-	3,000	3,000	-	100.00%	100.00%	100.00%	-	623,884	623,884	207.96
Total - New York			570,263	358,706	928,969	90.14%	84.32%	87.89%	88.45%	8,749,987	10,662,514	19,412,501	23.78

Total New York			784,051	486,820	1,270,871	92.83%	87.49%	90.78%	91.19%	$12,189,039	$15,397,744	$27,586,783	$23.91

NEW ENGLAND

Connecticut
Town Line Plaza2	Wal-Mart, Stop & Shop (Ahold)	100.0%	163,159	43,187	206,346	100.00%	88.94%	97.69%	97.69%	$969,144	$667,230	$1,636,374	$15.69

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	100.00%	799,145	228,791	1,027,936	7.91
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,152	218,137	100.00%	78.95%	94.10%	94.10%	1,178,872	479,383	1,658,255	8.08
Cambridge	Whole Foods, Rite Aid	100.0%	54,226	-	54,226	100.00%	-	100.00%	100.00%	1,130,470	-	1,130,470	20.85
Total - Massachusetts			331,215	71,169	402,384	100.00%	81.91%	96.80%	96.80%	3,108,487	708,174	3,816,661	9.80

New York
New Loudon Center	Marshalls, Price Chopper,	100.0%	251,058	4,615	255,673	100.00%	100.00%	100.00%	100.00%	1,828,706	130,418	1,959,124	7.66
	Raymour & Flanigan
Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu)	100.0%	196,710	88,007	284,717	95.53%	76.14%	89.54%	89.54%	1,290,566	845,520	2,136,086	8.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,471	101,655	100.00%	100.00%	100.00%	100.00%	1,353,904	615,509	1,969,413	19.37

Total New England			1,015,326	235,449	1,250,775	99.13%	83.59%	96.21%	96.21%	$8,550,807	$2,966,851	$11,517,658	$10.41

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Residential and office GLA is excluded.
1The Company has a 49% interest in this unconsolidated investment.
2Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Retail Properties - Detail (continued)
									Leased
		Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Per Sq. Ft.

MIDWEST

Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,445	99,137	100.00%	91.99%	96.17%	96.17%	$240,000	$898,122	$1,138,122	$11.94
Clark Diversey	-	100.0%	-	19,265	19,265	-	100.00%	100.00%	100.00%	-	858,248	858,248	44.55
West Diversey	Trader Joe's, Urban Outfitters	100.0%	16,500	29,759	46,259	100.00%	100.00%	100.00%	100.00%	900,000	984,925	1,884,925	40.75
639 West Diversey	-	100.0%	-	12,557	12,557	-	100.00%	100.00%	100.00%	-	666,091	666,091	53.05
930 North Rush Street	-	100.0%	-	2,930	2,930	-	100.00%	100.00%	100.00%	-	1,113,948	1,113,948	380.19
Chicago Street Retail Portfolio1	-	100.0%	-	115,287	115,287	-	88.90%	88.90%	88.90%	-	4,536,341	4,536,341	44.26
Total - Illinois			68,192	227,243	295,435	100.00%	92.69%	94.38%	94.38%	1,140,000	9,057,675	10,197,675	36.57

Indiana
Merrillville Plaza	JC Penney, Office Max,	100.0%	123,369	112,455	235,824	100.00%	82.17%	91.50%	91.50%	1,278,015	1,640,275	2,918,290	13.52
	TJ Maxx
Michigan
Bloomfield Towne Square	Best Buy, Home Goods,	100.0%	153,839	82,837	236,676	100.00%	91.10%	96.88%	96.88%	1,683,030	1,713,594	3,396,624	14.81
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us, Office Depot	100.0%	58,185	67,944	126,129	100.00%	68.70%	83.14%	83.14%	552,195	762,811	1,315,006	12.54

Total Midwest			403,585	490,479	894,064	100.00%	86.69%	92.70%	92.70%	$4,653,240	$13,174,355	$17,827,595	$21.51

MID-ATLANTIC

New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	47,915	56,847	104,762	56.74%	92.08%	75.92%	75.92%	$553,022	$781,475	$1,334,497	$16.78

Delaware
Brandywine Town Center2	Lowes, Bed Bath & Beyond,	22.2%	827,471	48,208	875,679	96.98%	92.27%	96.72%	96.72%	12,325,537	755,435	13,080,972	15.44
	Target, Dick's Sporting Goods
Market Square Shopping Center2	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	96.94%	98.22%	100.00%	703,062	1,804,778	2,507,840	25.02
Naamans Road2	-	22.2%	-	19,984	19,984	-	100.00%	100.00%	100.00%	-	837,541	837,541	41.91
Total - Delaware			870,321	127,389	997,710	97.13%	95.65%	96.94%	97.12%	13,028,599	3,397,754	16,426,353	16.98

Pennsylvania
Mark Plaza	Kmart	100.0%	104,956	1,900	106,856	100.00%	100.00%	100.00%	100.00%	204,664	36,000	240,664	2.25
Plaza 422	Home Depot, Dunham Sports	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	100.00%	643,503	152,349	795,852	5.09
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	94.83%	99.15%	99.15%	806,351	353,761	1,160,112	6.67
Chestnut Hill3	-	100.0%	-	37,581	37,581	-	76.19%	76.19%	85.90%	-	513,425	513,425	17.93
Abington Towne Center4	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	65.27%	94.90%	94.90%	283,500	671,824	955,324	20.02
Total - Pennsylvania			576,038	116,566	692,604	100.00%	81.58%	96.90%	97.43%	1,938,018	1,727,359	3,665,377	7.14

District of Columbia
Rhode Island Place Shopping Center	TJ Maxx	100.0%	24,996	32,533	57,529	100.00%	100.00%	100.00%	100.00%	312,450	1,310,179	1,622,629	28.21
1739-53 & 1801-03 Connecticut Avenue	-	100.0%	-	22,907	22,907	-	92.65%	92.65%	92.65%	-	1,090,701	1,090,701	51.39
Georgetown Portfolio5	-	50.0%	-	27,666	27,666	-	96.39%	96.39%	96.39%	-	1,799,387	1,799,387	67.48
Total - District of Columbia			24,996	83,106	108,102	100.00%	96.77%	97.52%	97.52%	312,450	4,200,267	4,512,717	42.81

Total Mid-Atlantic			1,519,270	383,908	1,903,178	96.99%	91.09%	95.80%	96.09%	$15,832,089	$10,106,855	$25,938,944	$15.57

TOTAL CORE PROPERTIES			3,722,232	1,596,656	5,318,888	97.03%	87.53%	94.18%	94.38%	$41,225,175	$41,645,805	$82,870,980	$17.43

TOTAL CORE PROPERTIES - weighted based on ownership interest8			2,920,816	1,419,024	4,339,840	97.54%	86.67%	94.22%	94.44%	$29,867,551	$35,761,878	$65,629,430	$16.05

REDEVELOPMENT
West 54th Street	-	100.0%	-	9,797	9,797	-	48.06%	48.06%	52.66%	-	1,245,680	1,245,680	264.56

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Residential and office GLA is excluded.
1Includes 19 properties
2The Company has a 22.2% interest in this unconsolidated investment.
3This consists of two separate buildings.
4Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5Includes six properties (1533 Wisconsin Ave., 3025 M St., 3034 M St., 3146 M St., 3259-61 M St. and 2809 M St.) The Company has a 50% interest in this unconsolidated portfolio.

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
State	%	base rent1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	90.2%	5.4%	3	163,159	71,371	234,530	100.00%	93.31%	97.96%	$969,144	$2,993,893	$3,963,037

Delaware	22.2%	5.6%	3	870,321	127,389	997,710	97.13%	95.65%	96.94%	13,028,599	3,397,754	16,426,353

District of Columbia	80.1%	5.5%	8	24,996	83,106	108,102	100.00%	96.77%	97.52%	312,450	4,200,267	4,512,717

Illinois	100.0%	15.5%	24	68,192	227,243	295,435	100.00%	92.69%	94.38%	1,140,000	9,057,675	10,197,675

Indiana	100.0%	4.4%	1	123,369	112,455	235,824	100.00%	82.17%	91.50%	1,278,015	1,640,275	2,918,290

Massachusetts	100.0%	5.8%	3	331,215	71,169	402,384	100.00%	81.91%	96.80%	3,108,487	708,174	3,816,661

Michigan	100.0%	5.2%	1	153,839	82,837	236,676	100.00%	91.10%	96.88%	1,683,030	1,713,594	3,396,624

New Jersey	90.5%	10.1%	4	261,703	156,777	418,480	92.08%	94.15%	92.85%	3,992,074	3,190,042	7,182,116

New York	86.5%	28.6%	14	821,321	363,321	1,184,642	93.16%	84.52%	90.51%	10,578,693	10,792,932	21,371,625

Ohio	100.0%	2.0%	1	58,185	67,944	126,129	100.00%	68.70%	83.14%	552,195	762,811	1,315,006

Pennsylvania	100.0%	5.6%	5	576,038	116,566	692,604	100.00%	81.58%	96.90%	1,938,018	1,727,359	3,665,377

Rhode Island	100.0%	3.3%	1	196,710	88,007	284,717	95.53%	76.14%	89.54%	1,290,566	845,520	2,136,086

Vermont	100.0%	3.0%	1	73,184	28,471	101,655	100.00%	100.00%	100.00%	1,353,904	615,509	1,969,413

Total - Core Portfolio		100.0%	69	3,722,232	1,596,656	5,318,888	97.03%	87.53%	94.18%	$41,225,175	$41,645,805	$82,870,980

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Gross										Pro-Rata
	Number of stores	Wholly Owned		Joint Ventures1		Combined		Wholly Owned		Joint Ventures 1		Combined		Percentage of Total
	in Core							Total	Annualized Base	Total	Annualized Base			Percentage of
Tenant	portfolio	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	GLA	Rent 1	GLA	Rent	GLA	Base Rent	Portfolio GLA	Base Rent

Supervalu (Shaws)	3	175,801	$2,420,980	-	$-	175,801	$2,420,980	175,801	$2,420,980	-	$-	175,801	$2,420,980	4.1%	3.7%

LA Fitness	2	100,000	2,336,500	-	-	100,000	2,336,500	100,000	2,336,500	-	-	100,000	2,336,500	2.3%	3.6%

Home Depot	3	312,718	2,007,496	-	-	312,718	2,007,496	312,718	2,007,496	-	-	312,718	2,007,496	7.2%	3.1%

Ahold (Stop and Shop)	3	155,177	1,936,339	-	-	155,177	1,936,339	155,177	1,936,339	-	-	155,177	1,936,339	3.6%	3.0%

A&P	2	97,236	2,096,552	-	-	97,236	2,096,552	77,451	1,716,552	-	-	77,451	1,716,552	1.8%	2.6%

Kohl's	1	96,363	1,650,000	-	-	96,363	1,650,000	96,363	1,650,000	-	-	96,363	1,650,000	2.2%	2.5%

TJX Companies	8	190,054	1,590,604	56,108	951,655	246,162	2,542,259	190,054	1,264,654	19,144	351,685	209,198	1,616,339	4.8%	2.5%
-- T.J. Maxx	5	113,196	1,085,550	31,175	428,062	144,371	1,513,612	113,196	759,600	6,927	95,124	120,123	854,724	2.8%	1.3%
-- Marshalls	1	37,212	158,151	-	-	37,212	158,151	37,212	158,151	-	-	37,212	158,151	0.9%	0.2%
-- Homegoods	2	39,646	346,903	24,933	523,593	64,579	870,496	39,646	346,903	12,217	256,561	51,863	603,464	1.2%	0.9%

Sears	4	285,314	1,150,615	100,725	566,250	386,039	1,716,865	285,314	1,150,615	49,355	277,463	334,669	1,428,078	7.7%	2.2%
-- Kmart	3	224,614	892,615	100,725	566,250	325,339	1,458,865	224,614	892,615	49,355	277,463	273,969	1,170,078	6.3%	1.8%
-- Sears	1	60,700	258,000	-	-	60,700	258,000	60,700	258,000	-	-	60,700	258,000	1.4%	0.4%

Walgreens	3	37,499	1,366,748	-	-	37,499	1,366,748	37,499	1,366,748	-	-	37,499	1,366,748	0.9%	2.1%

Trader Joe's	2	16,500	900,000	11,675	275,000	28,175	1,175,000	16,500	900,000	2,594	61,105	19,094	961,105	0.4%	1.5%

TD Bank	2	14,700	958,996	-	-	14,700	958,996	14,700	958,996	-	-	14,700	958,996	0.3%	1.5%
Dicks Sporting Goods	2	48,805	695,471	50,000	700,000	98,805	1,395,471	48,805	695,471	11,000	154,000	59,805	849,471	1.4%	1.3%
Sleepy's	5	32,619	789,858	3,700	140,600	36,319	930,458	32,619	789,858	822	31,244	33,441	821,102	0.8%	1.3%
JP Morgan Chase Bank	6	26,209	672,649	3,745	325,000	29,954	997,649	25,309	619,501	1,835	159,250	27,144	778,751	0.6%	1.2%
Rite Aid	2	26,633	764,030	-	-	26,633	764,030	26,633	764,030	-	-	26,633	764,030	0.6%	1.2%
Citibank	4	10,486	520,494	8,470	474,138	18,956	994,632	10,486	520,494	2,797	165,331	13,283	685,825	0.3%	1.0%
Dollar Tree	7	63,816	653,499	-	-	63,816	653,499	63,816	653,499	-	-	63,816	653,499	1.5%	1.0%
Pier 1 Imports	3	19,255	462,466	8,818	348,576	28,073	811,042	19,255	462,466	4,321	170,802	23,576	633,268	0.5%	1.0%
Coach	2	4,541	388,573	6,810	476,700	11,351	865,273	3,406	291,430	3,405	238,350	6,811	529,780	0.2%	0.8%
Payless Shoesource	6	18,236	465,232	3,090	114,330	21,326	579,562	18,236	465,232	1,514	56,022	19,750	521,254	0.5%	0.8%

TOTAL	70	1,731,962	$23,827,102	253,141	$4,372,249	1,985,103	$28,199,351	1,710,142	$22,970,861	96,788	$1,665,251	1,806,929	$24,636,112	41.6%	37.5%

Notes:
1Includes the Company's pro-rata share of unconsolidated joint ventures.

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Anchor Tenants
2013	11	368,426	11.01%	4,451,483	10.80%	12.08
2014	7	308,783	9.22%	2,700,557	6.55%	8.75
2015	6	274,639	8.20%	3,835,262	9.30%	13.96
2016	7	272,962	8.15%	2,813,094	6.82%	10.31
2017	6	311,806	9.32%	3,680,367	8.93%	11.80
2018	3	330,649	9.88%	3,764,816	9.13%	11.39
2019	6	136,521	4.08%	1,151,562	2.79%	8.44
2020	6	329,713	9.85%	3,983,034	9.66%	12.08
2021	8	310,001	9.26%	3,622,544	8.79%	11.69
2022	2	69,837	2.09%	1,826,500	4.43%	26.15
2023	1	48,805	1.46%	695,471	1.69%	14.25
2024	4	200,936	6.00%	3,596,228	8.72%	17.90
2027	2	66,650	1.99%	1,413,631	3.43%	21.21
2028	4	202,935	6.06%	2,158,124	5.23%	10.63
2032	1	101,715	3.04%	907,500	2.20%	8.92
2060	1	12,964	0.39%	625,000	1.52%	48.21
Total	75	3,347,342	100.00%	$41,225,173	100.00%	$12.32

Anchor GLA Owned by Tenants		254,916
Total Vacant		119,974
Total Square Feet		3,722,232

Shop Tenants
Month to month	6	17,320	1.24%	$322,423	0.77%	$18.62
2013	61	169,827	12.12%	4,136,329	9.93%	24.36
2014	63	232,356	16.58%	7,003,782	16.82%	30.14
2015	39	170,758	12.19%	3,467,059	8.33%	20.30
2016	52	238,375	17.01%	5,685,646	13.65%	23.85
2017	43	187,309	13.37%	6,660,153	15.99%	35.56
2018	19	72,014	5.14%	2,940,239	7.06%	40.83
2019	17	44,335	3.16%	2,270,752	5.45%	51.22
2020	16	37,212	2.66%	1,679,729	4.03%	45.14
2021	16	84,722	6.05%	2,242,561	5.38%	26.47
2022	21	82,603	5.89%	2,929,829	7.04%	35.47
2023	3	19,512	1.39%	420,575	1.01%	21.55
2024	3	8,642	0.62%	342,049	0.82%	39.58
2025	1	3,120	0.22%	29,047	0.07%	9.31
2026	1	7,600	0.54%	640,000	1.54%	84.21
2027	2	21,859	1.56%	550,632	1.32%	25.19
2030	1	3,745	0.27%	325,000	0.78%	86.78
Total	364	1,401,309	100.00%	$41,645,805	100.00%	$29.72

Total Vacant		195,347
Total Square Feet		1,596,656

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Total Anchor and
Shop Tenants
Month to month	6	17,320	0.36%	$322,423	0.39%	$18.62
2013	72	538,253	11.33%	8,587,812	10.36%	15.95
2014	70	541,139	11.40%	9,704,339	11.71%	17.93
2015	45	445,397	9.38%	7,302,321	8.81%	16.40
2016	59	511,337	10.77%	8,498,740	10.26%	16.62
2017	49	499,115	10.51%	10,340,520	12.48%	20.72
2018	22	402,663	8.48%	6,705,055	8.09%	16.65
2019	23	180,856	3.81%	3,422,314	4.13%	18.92
2020	22	366,925	7.73%	5,662,763	6.83%	15.43
2021	24	394,723	8.31%	5,865,105	7.08%	14.86
2022	23	152,440	3.21%	4,756,329	5.74%	31.20
2023	4	68,317	1.44%	1,116,046	1.35%	16.34
2024	7	209,578	4.41%	3,938,277	4.75%	18.79
2025	1	3,120	0.07%	29,047	0.04%	9.31
2026	1	7,600	0.16%	640,000	0.77%	84.21
2027	4	88,509	1.86%	1,964,263	2.37%	22.19
2028	4	202,935	4.27%	2,158,124	2.60%	10.63
2030	1	3,745	0.08%	325,000	0.39%	86.78
2032	1	101,715	2.14%	907,500	1.10%	8.92
2060	1	12,964	0.27%	625,000	0.75%	48.21
Total	439	4,748,651	100.00%	$82,870,978	100.00%	$17.43

Anchor GLA Owned by Tenants		254,916
Total Vacant		315,321
Total Square Feet		5,318,888

Core Portfolio - New and Renewal Rent Spreads 1

	Period ended		3 months ended		3 months ended		3 months ended		3 months ended
	December 31, 2012		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3
New leases
Number of new leases executed	20	20	5	5	8	8	5	5	2	2
GLA	97,660	97,660	56,248	56,248	20,019	20,019	16,669	16,669	4,724	4,724
New base rent	$17.43	$18.26	$13.53	$14.20	$22.09	$22.82	$22.33	$23.23	$26.91	$29.70
Previous base rent (and percentage rent)	$18.66	$17.93	$14.34	$14.15	$23.09	$21.50	$27.83	$26.08	$19.07	$19.07
Percentage growth in base rent	-6.6%	1.8%	-5.6%	0.4%	-4.3%	6.1%	-19.8%	-10.9%	41.1%	55.7%
Average cost per square foot	$22.84	$22.84	$15.60	$15.60	$22.75	$22.75	$38.14	$38.14	$55.45	$55.45
Weighted Average Lease Term (years)	9.2	9.2	10.0	10.0	7.2	7.2	9.5	9.5	8.5	8.5

Renewal leases
Number of renewal leases executed	35	35	6	6	10	10	6	6	13	13
GLA	217,771	217,771	30,417	30,417	27,903	27,903	60,957	60,957	98,494	98,494
New base rent	$16.17	$16.67	$19.96	$20.49	$26.15	$26.26	$13.90	$14.00	$13.58	$14.43
Expiring base rent (and percentage rent)	$15.83	$15.37	$19.56	$19.47	$24.22	$24.06	$14.07	$13.64	$13.40	$12.71
Percentage growth in base rent	2.1%	8.5%	2.0%	5.2%	8.0%	9.1%	-1.2%	2.6%	1.3%	13.5%
Average cost per square foot	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Weighted Average Lease Term (years)	3.8	3.8	5.8	5.8	3.8	3.8	2.3	2.3	4.1	4.1

Total new and renewal Leases
Number of new and renewal leases executed	55	55	11	11	18	18	11	11	15	15
GLA commencing	315,431	315,431	86,665	86,665	47,922	47,922	77,626	77,626	103,218	103,218
New base rent	$16.56	$17.16	$15.79	$16.41	$24.45	$24.82	$15.71	$15.98	$14.19	$15.13
Expiring base rent (and percentage rent)	$16.71	$16.16	$16.17	$16.02	$23.75	$22.99	$17.02	$16.31	$13.66	$13.00
Percentage growth in base rent	-0.9%	6.2%	-2.4%	2.4%	3.0%	8.0%	-7.7%	-2.0%	3.9%	16.4%
Average cost per square foot	$7.07	$7.07	$10.12	$10.12	$9.50	$9.50	$8.19	$8.19	$2.54	$2.54
Weighted Average Lease Term (years)	5.5	5.5	8.5	8.5	5.2	5.2	3.8	3.8	4.3	4.3

Notes:
1Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
3Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter	Previous Quarter	Previous Quarter
	Period ended	3 months ended	3 months ended	3 months ended	3 months ended	Prior Year ended
	December 31, 2012	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Leasing Commissions	$1,916	$347	$947	$316	$306	$1,265
Tenant Improvements	4,274	913	366	1,412	1,583	5,823
Capital Expenditures	1,523	444	692	323	64	471
Total capital expenditures	7,713	1,704	2,005	2,051	1,953	7,559

Re-anchoring costs1	11,867	2,144	1,274	4,811	3,638	1,578
Total	$19,580	$3,848	$3,279	$6,862	$5,591	$9,137

Notes:
1 Represents costs associated with the Bloomfield Town Square and The Branch Plaza re-anchorings as discussed by the Company.

Property Demographics - Core
						3-Mile Radius2
			Trade Area	Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income
Core
239 Greenwich Avenue	Greenwich	CT	3	1,554,663	16,834	66,764	24,760	126,648	180,475
Elmwood Park Shopping Center	Elmwood Park	NJ	3	3,596,396	149,262	254,598	84,884	59,534	70,827
A & P Shopping Plaza	Boonton	NJ	3	1,343,723	62,741	46,839	17,923	103,943	129,441
Village Commons Shopping Center	Smithtown	NY	3	2,552,470	87,330	66,766	23,288	111,019	137,242
The Branch Plaza	Smithtown	NY	3	2,551,407	126,273	66,916	23,389	110,173	136,382
Amboy Road	Staten Island	NY	3	1,632,178	60,090	147,590	54,454	87,821	103,110
Bartow Avenue	Bronx	NY	3	420,687	14,676	571,167	212,683	47,950	59,131
Pacesetter Park Shopping Center	Pomona	NY	3	1,151,105	97,583	35,902	11,177	106,212	124,240
LA Fitness	Staten Island	NY	3	1,391,500	55,000	121,318	43,079	78,203	90,627
West 54th Street	Manhattan	NY	3	1,245,680	9,797	1,223,652	627,833	89,958	147,056
East 17th Street	Manhattan	NY	3	625,000	19,622	1,059,535	542,170	91,411	144,163
Crossroads Shopping Center	White Plains	NY	3	5,139,479	309,523	108,529	42,787	93,274	125,433
Third Avenue	Yonkers	NY	3	666,631	40,320	1,218,498	437,804	35,045	51,736
Mercer Street	Manhattan	NY	3	383,160	6,225	923,759	452,623	85,085	129,584
4401 White Plains Road	White Plains	NY	3	623,884	3,000	565,820	212,940	52,461	66,174
Town Line Plaza	Rocky Hill	CT	3	1,636,374	206,346	46,398	19,516	78,060	91,541
Methuen Shopping Center	Methuen	MA	3	1,027,936	130,021	93,621	33,353	51,101	60,867
Crescent Plaza	Brockton	MA	3	1,658,255	218,137	98,732	35,274	57,418	66,869
Cambridge	Cambridge	MA	3	1,130,470	54,226	489,136	215,122	68,158	97,306
New Loudon Center	Latham	NY	3	1,959,124	255,673	45,708	18,694	65,042	78,848
Walnut Hill Plaza	Woonsocket	RI	3	2,136,086	284,717	63,856	25,805	56,673	65,553
The Gateway Shopping Center	So. Burlington	VT	3	1,969,413	101,655	50,684	19,217	51,090	66,456
Hobson West Plaza	Naperville	IL	3	1,138,122	99,137	124,307	43,292	107,747	133,753
Clark & Diversey	Chicago	IL	3	858,248	19,265	403,737	217,875	74,156	112,282
West Diversey	Chicago	IL	3	1,884,925	46,259	406,188	218,945	74,095	112,128
Chicago Urban/Street Retail Portfolio1	Chicago	IL	3	4,536,341	115,287	434,100	230,477	76,442	111,255
930 North Rush St	Chicago	IL	3	1,113,948	2,930	322,469	180,483	80,823	123,146
Merrillville Plaza	Hobart	IN	3	2,918,290	235,824	28,084	11,444	51,584	58,223
Bloomfield Town Square	Bloomfield Hills	MI	3	3,396,624	236,676	56,262	22,488	70,867	102,286
Mad River Station	Dayton	OH	3	1,315,006	126,129	63,784	27,917	58,431	70,473
Marketplace of Absecon	Absecon	NJ	3	1,334,497	104,762	32,818	11,478	62,164	74,221
Brandywine/Mkt Sq./Naamans Rd 3	Wilmington	DE	3	16,426,353	997,710	506,735	195,267	73,167	91,259
Mark Plaza	Edwardsville	PA	3	240,664	106,856	88,065	37,263	37,520	47,049
Plaza 422	Lebanon	PA	3	795,852	156,279	45,898	18,145	43,042	52,403
Route 6 Plaza	Honesdale	PA	3	1,160,112	175,519	45,996	18,427	97,614	119,789
Chestnut Hill	Philadelphia	PA	3	513,425	37,581	144,928	61,588	62,496	78,437
Abington Towne Center	Abington	PA	3	955,324	216,369	89,061	35,063	76,999	95,632
Georgetown Portfolio	Georgetown	DC	3	1,799,387	27,666	310,075	155,858	85,815	118,080
28 Jericho Turnpike	Westbury	NY	3	1,650,000	96,363	107,066	34,486	104,342	132,026
Rhode Island Place Shopping Center	Washington	DC	3	1,622,629	57,529	336,016	153,378	65,558	87,768
83 Spring Street	Manhattan	NY	3	623,884	3,000	963,271	475,088	85,441	130,755
60 Orange Street	Bloomfield	NJ	3	907,500	101,715	338,341	128,101	58,320	66,931
639 West Diversey	Chicago	IL	3	666,091	12,557	403,961	219,828	77,275	92,129
1739-53 & 1801-03 Connecticut Avenue	Washington	DC	3	1,090,701	22,907	333,711	162,783	84,576	111,570
181 Main Street	Westport	CT	3	772,000	11,350	46,414	17,188	160,357	196,576

Total Core 2
Average - Total				1,869,234	118,194	288,824	130,125	77,225	100,916
Weighted Average - Based on base rent						238,265	106,426	77,312	100,378

Notes:
1 Calculations comprised of nineteen individual properties.
2 Calculations have been pro-rated based on the Company's ownership % in joint ventures.
3 Calculations based on 10 miles radius2demographics given the unique position of these assets in the market

Property Demographics - Funds
						3-Mile Radius2
			Trade Area	Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income

Fund II
Pelham Manor Shopping Plaza	Westchester	NY	3	5,887,611	228,493	374,733	141,676	57,019	73,516
400 East Fordham Road	Bronx	NY	3	5,519,760	119,446	1,200,592	421,615	37,257	48,075
216th Street	Manhattan	NY	3	2,694,000	60,000	935,948	329,442	37,176	55,430
161st Street	Bronx	NY	3	5,255,201	232,402	1,251,086	444,325	32,321	47,196

Average - Total				4,839,143	160,085	940,590	334,265	40,943	56,054
Weighted Average - Based on base rent						926,270	329,804	41,917	56,598

Fund III
Cortlandt Towne Center	Mohegan Lake	NY	3	9,449,199	641,225	49,183	17,702	88,812	104,358
640 Broadway	Manhattan	NY	3	662,103	4,409	987,988	492,393	86,341	133,275
New Hyde Park Shopping Center	New Hyde Park	NY	3	904,986	31,431	195,564	70,172	101,624	129,444
White City	Shrewsbury	MA	3	4,841,673	257,288	101,062	40,736	52,003	64,348
Parkway Crossing	Parkville	MD	3	1,445,276	265,116	184,242	74,094	59,047	70,053
Lincoln Road	Miami Beach	FL	3	3,257,573	61,443	58,267	36,318	74,282	98,785
Heritage Shops	Chicago	IL	3	3,103,565	105,585	289,135	155,570	76,609	116,432
Lincoln Park Center	Chicago	IL	3	1,607,359	62,745	438,736	235,290	77,360	116,754
Arundel Plaza	Glen Burnie	MD	3	1,445,276	265,116	76,060	28,613	58,913	65,941

Fund III 1
Average - Total				2,968,557	188,262	264,471	127,876	74,999	99,932
Weighted Average - Based on base rent						146,750	69,847	80,336	102,300

Fund IV
1701 Belmont Avenue	Catonsville	MD	3	936,166	58,674	109,807	43,674	59,150	65,356
Lincoln Road	Miami Beach	FL	3	4,949,953	54,453	58,267	36,318	74,282	98,785

Fund IV1
Average - Total				2,943,060	56,564	84,037	39,996	66,716	82,071
Weighted Average - Based on base rent						66,098	37,436	71,983	93,706

Total - Core and Funds1
Average - Total				2,267,921	129,442	321,796	140,393	74,122	97,150
Weighted Average - Based on base rent						264,033	114,148	75,645	98,203

Notes:
1 Does not include the Kroger/Safeway Portfolio.
2 Calculations have been pro-rated based on the Company's ownership % in joint ventures.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.  Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's.  The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.